October 28, 2021

Altegris Futures Evolution Strategy Fund

Class A (EVOAX) | Class C (EVOCX) | Class I (EVOIX) | Class N (EVONX)

A SERIES OF NORTHERN LIGHTS FUND TRUST

Prospectus

Advised by:

Altegris Advisors, LLC

1200 Prospect Street, Suite 400

La Jolla, CA 92037

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES	9
Investment Objective	9
Principal Investment Strategies	9
Temporary Investments	10
Description of Principal Investment Risks	10
Portfolio Holdings Disclosure	17
Cybersecurity	17
MANAGEMENT	18
Investment Adviser	18
Investment Adviser Co-Portfolio Managers	18
HOW FUND SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	21
HOW TO REDEEM SHARES	26
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	28
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	29
DISTRIBUTION OF SHARES	30
Distributor	30
Distribution Fees	30
Additional Compensation to Financial Intermediaries	30
Householding	30
CONSOLIDATED FINANCIAL HIGHLIGHTS	31
PRIVACY NOTICE	36

Altegris Futures Evolution Strategy Fund

Investment Objective:

The Fund’s investment objective is to seek long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 21 of the Fund’s Prospectus and in Purchase, Redemption and Pricing of Shares on page 53 of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A	Class C	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%	1.00%	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.15%	1.15%	1.15%	1.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Acquired Fund Fees and Expenses (1)	0.30%	0.30%	0.30%	0.30%
Other Expenses (2)	0.45%	0.45%	0.45%	0.45%
Total Annual Fund Operating Expenses	2.15%	2.90%	1.90%	2.15%
Fee Waiver(3)	(0.26)%	(0.26)%	(0.26)%	(0.26)%
Total Annual Fund Operating Expenses After Fee Waiver	1.89%	2.64%	1.64%	1.89%

1)	Based on estimated annual amounts. “Acquired Fund Fees and Expenses” include the estimated management fees and other expenses attributable to the Fund’s investments in other investment companies, including Fund investments in DoubleLine Funds, as discussed in the “Principal Investment Strategies – Fixed Income Strategy” section of this Prospectus.

2)	“Other Expenses” do not include the fees paid by the Fund to the counterparty(ies) of one or more fund-linked Call Options purchased by the Fund directly (collectively, the “Option”). The Option’s returns will be reduced and its losses increased by the operating expenses, management fees and incentive fees of the Underlying Pools (as described under “Principal Investment Strategies”) associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns of the Option. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Such fees are accrued daily within the Option and deducted from the Option’s value daily. During the fiscal year ended June 30, 2021, the aggregate weighted average management fees and weighed average incentive/performance fees of the Underlying Pools associated with the Option were approximately 1.03% of Underlying Pool notional exposure and 21.05% of Underlying Pool trading profits, respectively. Incentive/performance fees cannot be meaningfully estimated but generally range from 15% to 25% of the trading profits of an Underlying Pool.

3)	The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until October 31, 2022 to ensure that total annual Fund operating expenses (including organizational and offering costs) after fee waiver and reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.59%, 2.34%, 1.34% and 1.59% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the adviser. An “Advisory Fee Breakpoint” table can be found in the “Management” section of this Prospectus.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$756	$1,186	$1,641	$2,896
C	$367	$873	$1,505	$3,205
I	$167	$572	$1,002	$2,201
N	$192	$648	$1,131	$2,462
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You would pay the following expenses if you did not redeem your Class C Shares. The Example also assumes that you invest $10,000 in the Fund for the time periods indicated, assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
C	$267	$873	$1,505	$3,205

For purchases of $1,000,000 or more of Class A shares, you would pay the following expenses if you did not redeem your Class A Shares:

Class	1 Year	3 Years	5 Years	10 Years
A	$292	$648	$1,131	$2,462

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

Managed Futures Strategy: The Managed Futures strategy may allocate assets of the Fund to a single Managed Futures portfolio or multiple Managed Futures portfolios that include investment styles or sub-strategies such as (i) trend following, (ii) discretionary, fundamentals-based investing with a focus on macroeconomic analysis, (iii) strategies that pursue both fundamental and technical trading approaches, (iv) other specialized approaches to specific or individual market sectors such as equities, interest rates, metals, agricultural and soft commodities and (v) systematic trading strategies which incorporate ate technical and fundamental variables.

The Managed Futures strategy investments are designed to achieve capital appreciation in the financial and commodities futures markets by investing primarily via fund- or equity-linked call options (or other types of derivatives, such as, swap contracts or structured notes), that provide the returns of reference assets such as securities of limited partnerships, limited liability companies, offshore corporations and other types of pooled investment vehicles, including commodity pools (collectively, “Underlying Pools”). The Fund does not invest more than 25% of its assets with any one option counterparty or other derivatives contract counterparty or issuer. The Fund may access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute Managed Futures strategies without restriction as to issuer capitalization, country, or currency. Each Underlying Pool invests according to a Managed Futures strategy in one or a combination of (i) options, (ii) futures, (iii) forwards or (iv) spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. Options, swap contracts and structured notes have payments linked to reference assets such as Underlying Pools and as such are designed to produce returns similar to those of Underlying Pools and their respective strategies.

The Fund’s adviser, Altegris Advisors, L.L.C. (the “Adviser”), or sub-advisers engaged by the Adviser, will seek returns, in part, by (i) using Managed Futures strategy investments that are not expected to have returns that are highly correlated to the broad equity market and (ii) through actively managed Fixed Income strategy investments that are not expected to have returns that are highly correlated to the broad equity market or the Managed Futures strategy.

The Adviser expects that less than 100%, typically 15-25%, of the Fund’s total net assets will be invested in and/or used as collateral for, gaining exposure to Managed Futures strategies. However, through a combination of (i) investing primarily in fund-or equity-linked call options or other types of derivatives, such as swap contracts or structured notes, having payments linked to the returns of reference assets such as Underlying Pools, and/or (ii) direct investments in Underlying Pools that use notional funding (i.e., nominal trading level exceeds the cash deposited in their trading accounts), the Fund will attempt to maintain an exposure to Managed Futures strategies as if between 100% and 125% of the Fund’s net assets were invested.

In order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund may invest up to 25% of its total assets in an Underlying Pool or Pools and other investments that pursue such strategies, indirectly, through a wholly-owned and controlled subsidiary (the “Subsidiary”). The Fund will also make Managed Futures investments outside of the Subsidiary. The Subsidiary, if utilized, will be subject to the same investment restrictions as the Fund, when viewed on a consolidated basis with the Fund.

The cost of investing in the Fund is higher than the cost of investing directly in Underlying Pools and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. Each Underlying Pool will pay management and performance based fees to its manager. For Underlying Pools that trade commodity or financial futures, management fees typically are based on the notional account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard to the performance of other Underlying Pools. Accordingly, the Fund may indirectly pay a performance fee to an Underlying Pool’s manager with positive investment performance, even if the Fund’s overall returns are negative.

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Fixed Income Strategy: The Adviser expects that less than 100%, typically 60-80%, of the Fund’s total net assets will be allocated to Fixed Income strategies as described below, a portion of which may be held in cash. The Adviser has determined to pursue the Fund’s Fixed Income strategy by causing the Fund to invest in one or more other registered open-end investment companies (“Other Mutual Funds”) managed by DoubleLine Capital, LP (“DoubleLine”) or its affiliates (collectively, “DoubleLine Funds”) and that pursue the Fixed Income strategies as described below.

●	Low Duration Fixed Income. This strategy invests in debt securities of any kind, including, without limit, MBS; corporate debt obligations (including foreign securities); ABS; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments, including through collateralized loan obligations; income-producing securitized products, preferred securities; and other instruments bearing fixed or variable interest rates of any maturity. The strategy may invest in individual securities of any maturity or duration as well as those denominated in foreign currencies. In order to manage the dollar-weighted average effective duration of the Low Duration strategy portfolio, derivatives and other instruments (including, among others, futures contracts, U.S. Treasury swaps, interest rate swaps and total return swaps) may be utilized. To achieve exposure to the Low Durations Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Low Duration Bond Fund (DBLSX).

●	Core Fixed Income. This strategy invests in a variety of fixed income instruments, including corporations; corporate obligations; agency mortgage-backed securities (“MBS”); non-agency MBS; commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); high-yield (junk) bonds; bank loans and assignments; credit default swaps; global developed credit (such as corporate obligations and foreign securities); foreign fixed income securities issued by corporations and governments; emerging market fixed income securities issued by corporations and governments; bank loans and assignments bearing fixed or variable interest rates of any maturity. The strategy may invest in inverse floaters and interest-only and principal-only securities and in fixed income instruments issued or guaranteed by companies, financial institutions and government entities in emerging markets countries. It may also invest in other investment companies, including other DoubleLine Funds, or collective investment vehicles that invest in any of the above-listed fixed income securities, to the extent permitted by applicable law. To achieve exposure to the Core Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Core Fixed Income Fund (DBLFX).

●	Opportunistic Fixed Income. This strategy actively allocates among sectors that may include, for example, U.S. Government securities, corporate debt securities, MBS and other ABS, foreign debt securities, including emerging market debt securities, loans, and high yield debt securities. The strategy retains broad flexibility to use various investment strategies and to invest in a wide variety of fixed income instruments offering the potential for current income, capital appreciation, or both. The strategy’s allocations to different sectors and issuers will change over time, sometimes rapidly, and it may invest without limit in a single sector or a small number of sectors, and without limit in foreign securities, including emerging market securities. The strategy may invest in securities of any credit quality and without limit in securities rated below investment grade or unrated securities deemed of comparable quality — commonly known as “junk bonds”. To achieve exposure to the Opportunistic Fixed Income strategy, the Fund expects to invest primarily in shares of the DoubleLine Flexible Income Fund (DFLEX).

DoubleLine Funds may invest in fixed income securities of any credit quality or maturity. Junk bonds are, at the time of investment, unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating agency (“NRSRO”), or unrated securities that are determined by the sub-adviser to be of comparable quality, including those in default. Junk bonds are also known as “high yield” or “high risk” bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher rated securities of similar maturity. DoubleLine Funds may also (unless otherwise stated in a specific fund’s Prospectus) invest in fixed income-related futures, options and swaps as substitutes for fixed income securities and to hedge interest rate and default risk.

The amount of Fund assets allocated among the Fixed Income strategies described above may change depending on the Adviser’s assessment of market risk, security valuations, market volatility and the prospects for earning income and achieving capital appreciation. The amounts allocated to the Low Duration Fixed Income and/or Core Fixed Income strategies may be between 70% and 100% of amounts allocated overall to the Fixed Income strategy. The amount allocated to the Opportunistic Fixed income strategy may be between 0% to 30% of amounts allocated overall to the Fixed Income strategy. The Adviser may also, in its discretion, cause the Fund to pursue any of the above-described Fixed Income strategies through investments in DoubleLine Funds other than those noted above, or in Other Mutual Funds managed by other firms.

The Fund may also enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may also use derivatives transactions with the purpose or effect of creating investment leverage. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value. The Fund may invest in other investment companies or pools, including, for example, Other Mutual Funds not managed by DoubleLine, closed-end investment companies (“CEFs”), exchange-traded funds (“ETFs”), and domestic or foreign private investment vehicles.

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Principal Investment Risks:

As with all mutual funds, there is the risk that you could lose all or part of your investment in the Fund. The Fund may not achieve its investment objective and is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

The following is a summary description of principal risks of investing in the Fund that apply to the Fund’s direct or indirect investments in or exposure to securities or commodity interests, including DoubleLine Funds, Other Mutual Funds, CEFs, ETFs, Underlying Pools or any other domestic or foreign private investment vehicles, options, swap contracts and/or structured notes. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, include those described below.

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. CMBS may be less susceptible to prepayment risk because underlying loans may have prepayment penalties or prepayment lock out periods.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, it is uncertain what impact this may have on the Fund’s and its investments.

Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by various external factors such as unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk: The risk that a party upon whom the Fund relies to consummate a transaction will default.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Derivatives Risk: Futures, options and swaps involve risks different from, or possibly greater than the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk in the case of over the counter derivatives. Option positions may expire worthless exposing the Fund to potentially significant losses.

Emerging Market Risk: Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Exchange Traded Fund (“ETF”) and Closed-End Fund (“CEF”) ETF and CEF Risk: The cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and CEFs in which it invests and may be higher than other mutual funds that invest directly in stocks and bonds. Each ETF and CEF is subject to specific risks, depending on the nature of the ETF or CEF. Shares of ETFs and closed end funds may trade at a discount or premium to their net asset value per share.

Fixed Income Risk: When a fund invests in fixed income securities or derivatives, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by a fund.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Interest Rate Risk: Typically, a rise in interest rates causes a decline in the value of fixed income securities. The value of fixed income securities typically falls when an issuer’s credit quality declines and may even become worthless if an issuer defaults.

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Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Defaulted Securities Risk: Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative.

Leverage Risk: Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, achieve its desired level of exposure to a certain sector, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Loan Risk: Investments in loans may subject the Fund to heightened credit risks as loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy.

Management Risk: The Adviser’s and sub-adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of the sub-adviser may also prove incorrect and may not produce the desired results.

Market Risk: Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Other Investment Companies Risk: DoubleLine Funds, Other Mutual Funds and other investment companies in which the Fund invests are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund.

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Preferred Stock Risk: Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT Risk: The value of securities issued by a REIT may be affected by changes in the value of the underlying property owned by the REITs and the value of mortgage REITs may be affected by the quality of loan assets. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Short Position Risk: The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

Structured Products and Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any gains received from its investments in the Underlying Pools will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Underlying Pools Risk: Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in Underlying Pools. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses as well as performance based fees to each Underlying Pool manager. Those performance based fees will be paid by the Underlying Pool to each manager without regard to the performance of other managers and the Underlying Pool’s overall profitability. Underlying Pools are subject to specific risks, depending on the nature of the fund. Underlying Pools in which the Fund invests may have share class structures that present potential cross-class liability risk. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses.

Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: If the Fund utilizes a Subsidiary to make certain portfolio investments, the Subsidiary will not be registered under the Investment Company Act of 1940 (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and its Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund would be higher because you would indirectly bear the expenses of a Subsidiary.

Who Should Invest in the Fund? The Fund is intended to provide prospective investors with an opportunity to gain access to the managed futures asset class. Additionally, the Adviser believes the Fund will be appropriate for investors seeking the non-correlation benefits of managed futures investing, relative to traditional stock and bond portfolios. The Adviser believes it has the expertise and experience to select Underlying Pools and other investments that may outperform asset class benchmarks.

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Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class I shares for the full calendar years since the Fund’s inception. Returns for the Class A, Class C and Class N shares, which are not presented, will vary from the returns of the Class I shares. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information and the Fund’s net asset value per share for each share class is available at no cost by visiting www.altegris.com or by calling 1-877-772-5838.

Performance Bar Chart For Class I Shares

For Calendar Years Ended December 31

Best Quarter:	12/31/14	13.27%
Worst Quarter:	3/31/20	(11.64)%

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2021 was 14.80%.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2020)

	One Year	Five Years	Since Inception (10/31/11)
Return before taxes – Class I Shares	(12.95)%	(2.00)%	1.74%
Return after taxes on distributions – Class I Shares	(13.74)%	(3.44)%	(0.09)%
Return after taxes on distributions and sale of Fund shares – Class I Shares	(7.68)%	(2.06)%	0.58%
Return before taxes – Class A Shares	(18.14)%	(3.41)%	0.82%
Return before taxes – Class C Shares	(13.85)%	(2.98)%	0.59%
Return before taxes – Class N Shares	(13.17)%	(2.25)%	1.46%
BofA Merrill Lynch 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.67%	1.20%	0.68%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After tax returns for the share classes which are not presented will vary from the after-tax returns of Class I shares.

BofA Merrill Lynch 3-Month Treasury Bill Index is an unmanaged index that measures returns of three month Treasury Bills. Investors cannot invest directly in an index.

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Investment Adviser: Altegris Advisors, L.L.C.

Investment Adviser Co-Portfolio Managers: Matthew Osborne has served the Fund as a Portfolio Manager since it commenced operations in 2011, and Antolin Garza joined Mr. Osborne as a Co-Portfolio Manager to the Fund in July 2020.

Co-Portfolio Managers	Title
Matthew Osborne	Founder, Chief Executive Officer & Chief Investment Officer
Antolin Garza	Head of Research and Investment Solutions

Purchase and Sale of Fund Shares: You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request, telephone, or through your broker. The Fund or the Adviser may waive any investment minimum.

Class	Minimum Investment
	Initial	Subsequent
A	$2,500	$250
C	$5,000	$250
I	$1,000,000	$250
N	$2,500	$250

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

The Fund is aware of certain private letter rulings from the Internal Revenue Service issued to other mutual funds, which indicate that income from the Fund’s investment in a subsidiary will constitute “qualifying income” for purposes of Subchapter M; however, the Fund has not itself received or applied for private letter ruling from the Internal Revenue Service and does not intend to apply for such a ruling. Private letter rulings are not precedent and the Internal Revenue Service is not bound by them. Therefore, if the Internal Revenue Service challenges the position taken by the Fund that the income is qualifying income, it may not prevail and would lose its status as a regulated investment company.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective and principal strategy of the Fund are described in this section. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval by the Board of Trustees upon 60 days written notice to shareholders. If the Fund’s investment objective is changed, the prospectus will be supplemented to reflect the new investment objective. There is no guarantee that the Fund will achieve its objective. Please see the statement of additional information (“SAI”) for additional information about the securities and investment strategies described in this prospectus and about additional securities and investment strategies that may be used by the Fund.

INVESTMENT OBJECTIVES

Fund	Investment Objective(s)
Altegris Futures Evolution Strategy Fund (“Fund”)	The Fund’s investment objective is to seek long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Adviser’s Implementation of Principal Investment Strategies. The Adviser will pursue the Fund’s investment objectives, in part, by utilizing its investment and risk management process consisting of two primary stages: (1) sourcing, diligence, and selection of investment managers and investment strategies that are accessed and engaged by the Fund as (i) sub-advisers, (ii) through allocations of Fund assets to investments in other investment companies advised by an investment manager (e.g., DoubleLine Funds or Other Mutual Funds), and/or (iii) in one or more derivative instruments that provide the Fund access to returns of reference assets managed by an investment manager (e.g., Underlying Pools); and (2) ongoing investment manager, investment strategy, and risk management monitoring.

Investment Manager and Strategy Sourcing, Diligence, and Selection. The Adviser sources investment managers and their strategies through its deep network of relationships with investment professionals, industry contacts, as well as through supportive resources such as proprietary or public databases and prime brokers. For prospective investment manager candidates, the Adviser performs what it believes is a rigorous due diligence process comprised of qualitative discussions with the investment managers and their respective portfolio managers as well as quantitative analysis of the investment strategies performed during the initial review process. The Adviser conducts further reviews that include (1) documentation collection and review, (2) investment due diligence (qualitative and quantitative) and (3) operational due diligence. After numerous contact points, all investment manager information for prospective sub-adviser candidates is documented within a formal report for review and subject to final approval by the Adviser’s Investment Committee.

Ongoing Investment Manager, Investment Strategy, Portfolio Construction and Risk Management Monitoring. Upon engagement of an investment manager as a sub-adviser to the Fund, or an allocation of Fund assets for investment directly or indirectly with an investment manager, the Adviser’s research staff and portfolio managers closely monitor the investment results for the Fund and investment manager. In constructing the Fund’s investment portfolio, the Adviser will consult with investment managers as it deems prudent or necessary to determine optimal allocations among investment managers and investment strategies (within applicable investment restrictions and limitations).

From a risk management perspective, the Adviser will review underlying daily portfolio holdings and their associated statistical risk at both a total portfolio level and from an individual investment manager standpoint. On an ongoing basis, the Adviser performs quantitative analyses of performance against predefined parameters, looking for unexplained differences, including any material investment manager portfolio management changes in business or investment strategy (style drift), material changes in operations, service providers and key personnel as well as any other piece of information that may cause the Adviser to re-evaluate a particular investment manager. Additionally, the Adviser monitors each investment manager’s volatility relative to historical performance and benchmarks, trading frequency, changes in the management, and changes in correlation measures relative to benchmarks.

The Adviser, with approval of its Investment Committee and to the extent required, the Fund’s Board of Trustees, may terminate an investment manager as a sub-adviser, or re-allocate or de-allocate invested Fund assets away from an investment manager, as applicable, based on market conditions and an assessment of various quantitative, qualitative, and operational factors, or it may opportunistically reallocate all or a portion of Fund assets to or among other investment managers based on such factors.

Sub-Advisers: The Adviser may select and delegate management of the Fund’s portfolio to one or more sub-advisers. Should the Adviser determine to delegate all or portion of the Fund’s asset for management by a sub-adviser(s), it will determine the various percentages of the Fund’s assets to be allocated among each of the sub-advisers and retain the ability to override a sub-adviser’s selection of securities if it believes an investment or allocation is not consistent with the Fund’s investment guidelines. The Adviser would also be responsible for ongoing performance evaluation and monitoring of all sub-advisers. The Adviser, on behalf of itself and on behalf of the Fund it advises, or may advise in the future that are a series of Northern Lights Fund Trust, was granted an exemptive order from the SEC that permits the Adviser, with the Board of Trustees’ approval, to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Shareholders of the Fund will be notified within 90 days of the engagement or replacement of a sub-adviser to manage a portion of the Fund’s portfolio.

While a sub-adviser would be subject to the oversight of the Adviser, the Adviser would not attempt to coordinate or manage the day-to-day investments of the sub-adviser(s). A sub-adviser would be granted discretion to invest the portion of the Fund’s assets allocated to it by the Adviser as it deems appropriate, based on its particular philosophy, style, strategies and views.

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SUBSIDIARY: Although the Fund will make strategy investments directly, it may, in the discretion of the Adviser, also execute its strategy, in part, by investing up to 25% of its total assets in a wholly-owned and controlled Subsidiary of the Fund. Dependent on the strategy(ies) being traded by its parent Fund, the Subsidiary, if utilized, would invest the majority of its assets in any combination of commodities and both financial and non-financial futures, Underlying Pools, derivatives, structures products or other investments intended to serve as margin or collateral for derivatives positions, as necessary. By investing in commodities indirectly through its Subsidiary, the Fund would obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, each Subsidiary would be expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of a Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). If a Subsidiary is utilized, the Fund would make investments in certain commodity-linked derivatives through its Subsidiary because income from these derivatives would not be treated as “qualifying income” for purposes of the 90% income requirement, as it would if the Fund invested in the derivative directly. With respect to income from the Fund’s investment, if any, in its Subsidiary, the Fund would rely upon Section 851(b) of the Code and rules thereunder to assure compliance with the limitations of the federal tax requirements of Subchapter M of the Code. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund may also include the Fund’s Subsidiary. Each Subsidiary, if utilized, would be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as its related Fund, to the extent applicable.

The Fund is, and any related Subsidiary would be, a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).

TEMPORARY DEFENSIVE INVESTMENTS: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. Such investments may be inconsistent with the Fund’s principal investment strategies. These short-term debt securities and money market instruments include shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the Fund may not be able to achieve its investment objective.

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

The following risks may apply to the Fund’s direct investments as well the Fund’s indirect risks through investing in Underlying Pools, a Subsidiary, in DoubleLine Funds or Other Mutual Funds, CEFs, ETFs, and domestic or foreign private investment vehicles. .

ABS, MBS and CMBS Risk: ABS, MBS and CMBS are subject to credit risk because underlying loan borrowers may default. Because ABS are typically backed by consumer loans, their default rates tend to be sensitive to the unemployment rate and overall economic conditions. MBS default rates tend to be sensitive to these conditions and to home prices. CMBS default rates tend to be sensitive to overall economic conditions and to localized commercial property vacancy rates and prices. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. Additionally, ABS, MBS and CMBS are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods.

●	Prepayment, Extension and Redemption Risks: MBS reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have paid them off sooner. When a prepayment happens, a portion of the MBS which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. MBS are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. The value of inverse floaters and interest-only and principal-only MBS is especially sensitive to interest rates and prepayment rates. In addition, an MBS security may be subject to redemption at the option of the issuer. If an MBS held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or “pay-off” the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Changing Fixed Income Market Conditions: Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve reduces Quantitative Easing, the risk increases that interest rates across the U.S. financial system may rise. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s

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investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than the fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fun to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Commodity Risk: The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility and less liquid than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes, and other derivate instruments that provide exposure to the investment returns of the commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Counterparty Risk: The Fund may enter into various types of derivative contracts as described below in this section under “Derivatives Risk”. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments, resulting in losses to the Fund. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the respective Fund. Lower credit quality also may affect liquidity and make it difficult for the respective Fund or an Underlying Pool to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the defaulting Fund or an Underlying Pool to incur expenses in seeking recovery of principal or interest on its portfolio holdings. Credit risk also exists in foreign exchange or derivative contracts, because the counterparty may not be able or may choose not to perform under the contract. Investments in foreign currency contracts, or other over-the-counter derivative instruments (including options), involve credit risk with regard to the party with which it trades and also the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund or Underlying Pool to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or an Underlying Pool deals with a limited number of counterparties, the respective Fund will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparties nor from concentrating any or all of its transactions with one counterparty except that the Fund does not invest more than 25% of its assets in derivatives with any one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. An Underlying Pool may also take short positions, through derivatives, if the Underlying Pool manager believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Underlying Pool sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Underlying Pool must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Derivatives Risk: Futures, options, options on futures, swaps and structured notes involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”) by Underlying Pools may be subject to certain rules of the CFTC. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

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●	Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, if any, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the sub-advisers and certain Underlying Pools will employ nominal futures trading levels that will exceed their cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate its portfolio position when it would not be advantageous to do so in order to satisfy its swap obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share prices. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations. Furthermore, valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

●	Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund and Underlying Pools will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund or Underlying Pools from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading, day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the CFTC, which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

●	Risk of Options: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. Purchased put options may decline in value due to changes in value of the underlying reference asset.

●	Risk of Forward and Futures Contracts: The successful use of forward and futures contracts draws upon a Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts, which may adversely affect the Fund’s net asset value (“NAV”) and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

●	Tax Risk: The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and be subject to future legislature, regulation or administrative pronouncements issued by the Code.

Emerging Market Risk: In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Exchange Traded Fund and Closed-End Fund Risk: The Fund may invest in Exchange Traded Fund (“ETFs”), ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and CEFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs and CEFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF and CEF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs and CEFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF and CEF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. Each ETF and CEF is subject to specific risks, depending on the nature of its investment strategy. These risks could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

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Fixed Income Risk: When the Fund invest in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign (Non-U.S.) Exchanges Risk: A portion of the derivatives trades made by Underlying Pools may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign (Non-U.S.) Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Interest Rate Risk: Interest rate risk refers to the change in value of debt instruments associated with increases in interest rates. Interest rate changes may affect the value of a debt security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. The fund with a longer average portfolio duration will be more sensitive to increases in interest rates than the fund with a shorter average portfolio duration. For example, the price of a bond fund with an average duration of eight years would generally be expected to fall approximately 8% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are extremely sensitive to interest rate changes. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of an Underlying Pool will be dependent on the success of the Managed Futures strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk: Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: The Fund, directly or indirectly via the Subsidiary’s investments, or through gained exposure to Underlying Pools (via derivatives or structures products), will use derivatives to increase its long and short exposure creating leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price. The use of leverage may cause an Underlying Pool to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage by an Underlying Pool may also result in higher indirect expenses of the Fund than those of mutual funds that do not invest in securities that use such techniques. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations. The Fund’s use of swap contracts or futures contracts involves indirect leverage because swap contract payments are based upon notional value rather than the amount invested. To the extent that the Fund is not able to close out a leveraged position because of market illiquidity, the Fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Liquidity Risk: Certain Funds are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund or an Underlying Pool would be difficult to purchase or sell, possibly preventing the Fund or an Underlying Pool from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund or Underlying Pool to dispose of other investments at unfavorable times or prices in order to satisfy obligations. A portion of the Fund’s assets will be invested in the Underlying Pools, the securities of which may or may not be traded on public or electronic exchanges. Fund with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

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Loan Risk: Investments in bank loans may subject the Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Management Risk: The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s, and any sub-adviser’s or investment manager’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Adviser’s judgments about the potential performance of any sub-adviser or investment manager may also prove incorrect and may not produce the desired results. There can be no assurance that either the securities selected by the Adviser, or any sub-adviser or investment manager, will produce positive returns.

Market Risk: The net asset value of the Fund will fluctuate based on changes in the value of the securities and swaps in which the Fund invests. The Fund invests in securities and swaps, which may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives, including those held by Underlying Pools (as applicable), may rise or fall because of economic or political changes and result in greater volatility for the Fund. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Other Investment Companies Risk: DoubleLine Funds, Other Mutual Funds and other investment companies in which the Fund invests are subject to their own expenses which will be indirectly paid by the Fund, thereby increasing the cost of investing in the Fund. The cost of investing in the Fund will be higher than the cost of investing directly in the other investment companies and may be higher than funds that invest directly in only stocks and bonds. Other investment companies are subject to their own specific risks, depending on the nature of the strategies they pursue.

Preferred Stock Risk: The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs and mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also are subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act. Investment in REITs involves risks similar to those associated with investing in small capitalization companies, and REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. Because REITs incur expenses like management fees, investments in REITs also add an additional layer of expenses.

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Restricted Securities Risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk of Options: Because option premiums paid or received by the Fund indirectly through Underlying Pools are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities. The value of options may be volatile and depends upon the value of the reference asset or assets.

Short Position Risk: The Fund’s long position could decline in value at the same time that the value of short positions held directly or indirectly (e.g., via exposure to an Underlying Pool) by the Fund increase, thereby increasing the Fund’s overall potential for loss. The Fund’s direct or indirect short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on short positions, whether held directly or indirectly, is theoretically unlimited. The Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that the Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund (or an Underlying Pool it is exposed to) from closing out a short position at the most desirable time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at the same that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Structured Products and Structured Notes Risk: There is a risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based. Structured products include, among other things, fund-or equity-linked call options, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes. Structured products and structured notes involve risks different from, or possibly greater than, the risks associated with traditional investments. These risks include (i) the risk that the issuer may default; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the product or note may not correlate perfectly with the underlying assets, rate or index. Structured product and structured note prices may be highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

●	Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default, (iii) the possibility that the security may be subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

●	Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Investments in structured notes involves risks different from, or possibly greater than, the risks associated with investing traditional securities including:

●	Leverage and Volatility Risk: Structured notes ordinarily have leverage inherent in their terms. Accordingly, a relatively small movement in an index to which structured note is linked may result in an immediate and substantial loss;

●	Liquidity Risk: Although it is anticipated that the structured notes will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations;

●	Tracking Risk: Structured notes may not be perfect substitutes for the securities, commodities or currencies they are intended to track. Factors such as differences in supply and demand for certain structured note-related derivatives and indices may cause structured note returns to deviate from the Adviser’s expectations. Consequently, structured note returns may not be highly correlated to the securities commodities or currencies they are intended to track; and

●	Interest Rate Risk, Credit Risk and Market Risk: Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.

Taxation Risk: By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The subsidiary is classified as a controlled foreign corporation for US tax purposes. Typically any gains/losses from trading in 1256 futures contracts, such as exchange-traded commodity futures contracts, are taxed 60% as long term capital gains/losses and 40% short term capital gains/losses. However, because the Subsidiary is a controlled foreign corporation, any income received by from its investments, will be passed through to the Fund as ordinary income and reflected on shareholders’ tax Forms 1099 as such.

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Underlying Pool Risk: The Fund may invest a portion of its assets directly or gain exposure indirectly (through derivatives) in Underlying Pools. Investing through Underlying Pools entails a number of risks including:

●	Strategies Risk: Underlying Pools will employ various active strategies that will trade in one or a combination of: (a) futures, options, forwards or spot contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices; (b) equity securities; (c) fixed income securities; (d) foreign exchange instruments; and/or (e) financial derivative contracts including swaps or structured notes. Each Underlying Pool is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities, commodities and other derivatives.

●	Additional Risk: The strategy of investing in Underlying Pools could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain restrictions on the acquisition of Underlying Pools by the Fund may prevent the Fund from allocating investments in the manner the Adviser considers optimal.

●	Leverage and Volatility Risk: Each Underlying Pool normally uses leverage (through notional funding, as described below) to increase the level of its trading and its exposure to certain strategies. The use of leverage by the Underlying Pools increases their volatility and will magnify any losses by an Underlying Pool. Because the Fund may invest directly or gain exposure indirectly (through derivatives) in leveraged securities (shares of the Underlying Pools), the volatility and risk of loss by the Fund may also be magnified. With respect to investments in Underlying Pools, however, the Fund cannot lose more than its investment in an Underlying Pool because the Fund is not legally liable for an Underlying Pool’s derivative or other obligations.

●	Notional Funding Risk: Underlying Pools may use a form of leverage often referred to as “notional funding” – that is the nominal trading level for an Underlying Pool will exceed the cash deposited in its trading accounts. For example, if an Underlying Pool manager wants the Underlying Pool to trade a $10,000,000 commodity futures portfolio (the “nominal trading level”) the Underlying Pool’s margin requirement may be $500,000. The Underlying Pool can either deposit $10,000,000 to “fully fund” the account or can deposit only a portion of the $10,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements. The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding. The use of notional funding (i.e., leverage) will increase the volatility of an Underlying Pool. In addition, the leverage may make an Underlying Pool subject to more frequent margin calls. However, additional funds to meet margin calls are available only to the extent of an Underlying Pool’s assets and not from the Subsidiary or the respective Fund. Underlying Pool management fees are based on the nominal trading level and not the cash deposited in the trading account. For illustration purposes only, assume an Underlying Pool has assets of $50 million and has engaged a single investment manager to trade commodity futures on its behalf. The Underlying Pool is notionally funded and uses a nominal trading level of $200 million. The Underlying Pool pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000. While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Pool’s futures trading account.

●	Cross Liability Risk: Underlying Pools in which the Fund invests directly or gain exposure to indirectly (through derivatives) may issue multiple share classes without limited recourse protection between and among each share class, rendering it possible that an investor in one share class could be negatively impacted by losses attributable to another share class in which the investor did not participate. Such potential cross-class liability will arise if the liabilities referable to one share class exceed the assets referable to that class, prompting the Underlying Pool, as issuer of the share classes, to satisfy the excess liabilities using assets referable to other share classes. In such Underlying Pools, share class designations do not offer protection for investors in one class of shares against creditors of the Underlying Pool or of any other share classes issued by the Underlying Pool.

●	Fees: Your cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in the types of derivatives held by the Underlying Pools. In addition to the Fund’s direct fees and expenses, you will indirectly bear fees and expenses charged by the Underlying Pools, including commodity brokerage commissions and operating expenses. Each Underlying Pool will pay management and performance based fees to its manager. For certain Underlying Pools that primarily trade futures contracts, management fees may be based on the leveraged account size and not the actual cash invested in the Underlying Pool. Performance fees will range from 15% to 25% of each Underlying Pool’s returns and are computed for each Underlying Pool without regard the performance other Underlying Pools. Accordingly, the Fund’s expenses may, indirectly reflect performance fees paid by an Underlying Pool to a manager with positive investment performance, even if another Underlying Pool (which may employ the same manager), or the Fund overall, has negative returns.
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Volatility Risk: The Fund may have investments that appreciate or decrease significantly in value of short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

Wholly-Owned Subsidiary Risk: If the Fund utilizes a Subsidiary to achieve its investments objectives, it will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Fund, by investing in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, the Fund will wholly own and control any Subsidiary it utilizes. The investments of the Fund and its Subsidiary will both be managed by the Fund’s Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in a Subsidiary, and the Fund’s role as the sole shareholder of a Subsidiary. Also, the Adviser, in managing a Subsidiary’s portfolio, would be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on a Subsidiary. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands taxes, and at that time, the Fund is utilizing a Subsidiary to achieve its investment objectives, Fund shareholders would likely suffer decreased investment returns.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information. The Fund may, from time to time, make available month-end portfolio holdings information on the website www.altegris.com, which may also include information about the Fund’s investments in securities of Underlying Pools accessed through investments in call options, swaps, structured notes or other derivative instruments, and the investment managers accessed through such investments. If month-end portfolio holdings information is posted to the website, the information is expected to be approximately 30 days old and remain available until new information for the next month is posted. Shareholders may request publicly available portfolio holdings schedules at no charge by calling 1-877-772-5838. The Adviser may make available certain information about the Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; currency and sector exposures; the Fund’s asset class and instrument exposures; and the Fund’s performance attribution, by posting such information on the website www.altegris.com or upon reasonable request made to the Fund or the Adviser.

CYBERSECURITY:The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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MANAGEMENT

INVESTMENT ADVISER: Altegris Advisors, L.L.C., 1200 Prospect Street, Suite 400 La Jolla, CA 92037, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund’s investment portfolio, including through any sub-adviser. The Adviser is responsible for selecting the Fund’s sub-adviser(s), if any, and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. Additionally, the Adviser is responsible for conducting initial and ongoing independent evaluation of asset allocation to Underlying Pools and their investment managers, selection of swap, structured note or call option counterparties, and oversight of investments in DoubleLine Funds or Other Mutual Funds in pursuit of the Fund’s Fixed Income strategies. The Adviser was established in 2010 for the purpose of advising mutual funds. As of June 30, 2021, the Adviser had approximately $1.2 billion in assets under management. The Adviser is a CFTC-registered commodity pool operator, NFA member, and SEC registered investment adviser that sponsors and/or manages alternative investment products.

The Adviser is indirectly controlled by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Mr. Matthew Osborne, the Adviser’s CEO and CIO is the sole owner and member of AV5. Continuum is wholly owned and controlled by Messrs. Douglas Grip and Stephen Vanourny.

Pursuant to an advisory agreement between the Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to a percentage of the Fund’s average daily net assets in accordance with an advisory fee schedule which includes breakpoints according to the table below.

During the fiscal year ended June 30, 2021, the Adviser earned $3,023,996 in advisory fees, of which $531,035 were waived, such that the Adviser earned an annual advisory fee in an amount after waivers equal to 1.50% of the Fund’s average daily net assets, but received an annual advisory fee equal to 1.24% of the Fund’s average daily net assets. Effective June 30, 2021, the investment advisory agreement between the Fund and the Adviser was amended whereby the annual advisory fee was reduced from 1.50% to 1.15% of the Fund’s average daily net assets.

Advisory Fee Breakpoint Table

Portion of Net Assets	Advisory Fee
$1 billion and less	1.15%
Greater than $1 billion and less than or equal to $1.5 billion	1.05%
Greater than $1.5 billion and less than or equal to $2.0 billion	0.95%
Greater than $2.0 billion	0.90%

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund as described in the Fund Summary, until at least October 31, 2022, to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed certain levels. Waived fees and absorbed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board of Trustees, on 60 days written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement with respect to the Fund is available in the Fund’s annual shareholder report dated June 30, 2021.

INVESTMENT ADVISER CO-PORTFOLIO MANAGERS:

Matthew Osborne
Founder, Chief Executive Officer and Chief Investment Officer

Mr. Osborne is a Founder of the Adviser and since February 2021 has served as its Chief Executive Officer. He has also served as the Adviser’s Chief Investment Officer since January 2016. Mr. Osborne was previously its Executive Vice President from February 2010 to June 2015, and Co-President from June 2015, to January 2016. From July 2002 to December 2014, he also served as Director and Vice President of Altegris Funds. He also serves as a manager and Executive Vice President of Altegris Clearing Solutions and, until December 2014, of Altegris Futures. Mr. Osborne brings more than 29 years of international business and financial market experience to his role in directing the managed futures strategies and related strategic initiatives for the Adviser. Mr. Osborne was Director of Research for the Managed Investments Division of Man Financial. Previous to his role at Man Financial, Mr. Osborne served as Investment Manager for a family office in his native New Zealand where he was responsible for formulating investment policies and implementing a global asset allocation program that specialized in alternative investment strategies such as hedge funds and managed futures.

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Antolin Garza
Head of Research and Investment Solutions

With over 12 years of industry experience, Antolin Garza has since February 2021 served as the Head of Research and Investment Solutions for the Advisor. His responsibilities include portfolio management and leading the Adviser’s manager sourcing, research, and due diligence functions across a wide variety of alternative investment strategies. Mr. Garza has worked at the Adviser since 2012, and has previously served as Associate Vice President, Senior Research Analyst and Research Analyst for the Adviser. Prior to joining the Adviser, Mr. Garza served as Research Analyst, Hedge Funds at New England Pension Consultants (“NEPC”) from December 2010 to November 2012. As a member of the NEPC hedge fund research team, he was responsible for performing due diligence on credit-oriented and fund of hedge fund managers, writing commentary on manager strategies, and preparing investment analysis and recommendations for the Firm’s Investment Committee. In addition to research responsibilities, Mr. Garza assisted in constructing hedge fund portfolios for implementation by institutional clients. Mr. Garza served in various capacities, including Hedge Fund Portfolio Analyst and Portfolio Analyst, at NEPC beginning in September 2008. Prior to NEPC, he was employed by State Street Corporation as a Bank Loan Specialist in the Senior Loan Services Group. Mr. Garza received a BBA in Finance from the University of Texas, San Antonio.

INVESTMENT SUBSIDIARY

The Fund may invest up to 25% of its total assets in a Subsidiary. The Subsidiary, if utilized, will invest the majority of its assets in derivatives, structured products and/or other financial instruments, or investments intended to serve as margin or collateral for derivatives positions as required. The Subsidiary will be organized under the laws of the Cayman Islands, and overseen by its own board of directors. The Fund will be the sole shareholder of any Subsidiary. It is not currently expected that shares of a Subsidiary would be sold or offered to other investors. If, at any time, the Subsidiary proposed to offer or sell its shares to any investor other than the Fund, shareholders would receive 60 days prior notice of such offer or sale.

If utilized, the Adviser would be responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser would provide the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund. The advisory agreement with the Subsidiary would provide for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary would also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the Adviser a fee for its services. If a Subsidiary is utilized, the Adviser expects to waive any fee from the Subsidiary, and the Adviser would contractually agree to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by a Subsidiary, which would continue in effect for so long as the Fund invests in the Subsidiary, and would not be terminated by the Adviser unless it first obtains the prior approval of the Trust’s Board of Trustees for such termination. The Subsidiary would also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives. The Fund expects that the expenses borne by any Subsidiary would not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expenses would be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that any duplicative fees for similar services provided to the Fund and a Subsidiary would not be material.

Any Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser would be subject to the same investment policies and restrictions in respect of the Subsidiary that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments. These policies and restrictions are described in detail in the Fund’s Statement of Additional Information (“SAI”). The Trust’s Chief Compliance Officer would oversee implementation of a Subsidiary’s policies and procedures and make periodic reports to the Trust’s Board regarding a Subsidiary’s compliance with its policies and procedures.

The financial statements of any Subsidiary will be consolidated in the Fund’s financial statements which are included in the Fund’s annual and semi-annual reports. The Fund’s annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus. Please refer to the SAI for additional information regarding a Subsidiary.

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HOW FUND SHARES ARE PRICED

The net asset value and offering price (NAV plus any applicable sales charges) of each class of shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Investments primarily traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If the investment is not traded on an exchange, investments will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Investments made pursuant to the Managed Futures strategy, which include swap contracts and structured notes providing the returns of reference assets such as securities of limited partnerships, corporations, limited liability companies (including individual share classes therein) and other types of pooled investment vehicles, swap contracts, structured notes or other investments or derivatives will be valued according to such fair value procedures. If market quotations are otherwise not readily available, or deemed unreliable for an investment, or if an investment’s value may have been materially affected by events occurring after the close of a market on which the investment principally trades, but before the Fund calculates its NAV, investments will be valued at their fair market value as determined in good faith by the Adviser and/or relevant sub-adviser in accordance with such procedures approved by the Board. In this respect, the Adviser and/or sub-adviser participate in the valuation process by preparing the fair valuation for any such investments as per approved procedures and pursuant to a fair value process developed in coordination with the Fund’s administrator, auditors, and in some cases certain service providers to the issuers of investments subject to the fair valuation. This process is tested and subject to ongoing and periodic monitoring by the Adviser and/or sub-adviser, the Fund’s administrator, and the Board.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment may be materially different than the value that could be realized upon the sale of that investment. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of an issuer on an as-needed basis to assist in determining an investment-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund and the Adviser may use independent pricing services to assist in calculating the value of the Fund’s investments. In addition, market prices for foreign investments are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest directly or indirectly in Underlying Pools which hold portfolio instruments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Underlying Pools do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign investments held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Fund’s portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Fund prices its shares, the investment will be valued at fair value. For example, if trading in a portfolio investment is halted and does not resume before the Fund calculates its NAV, the Adviser and/or sub-adviser may need to price the investment using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio investments can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the prices used by other mutual funds to determine net asset value, from the price that may be realized upon the actual sale of the investment, or from market prices when they become available.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

As a result of investments by the Fund, its Subsidiary, an Underlying Pool or other investment vehicle accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and an investor is not able to purchase, redeem or exchange shares.

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HOW TO PURCHASE SHARES

Share Classes

This Prospectus describes the following share classes offered by the Fund: Class A, Class C, Class I and Class N. Under this Prospectus, the Fund offers four classes of shares so that you can choose the class that best suits your investment needs. Refer to the information below so that you can choose the class that best suits your investment needs. The main differences between the share classes are sales charges, ongoing fees and minimum initial investment. Class A and Class N shares pay an annual distribution fee of 0.25% of average daily net assets attributable to those share classes, and Class C shares pay an annual distribution fee of up to 1.00% of average daily net assets attributable to that share class – for distribution and shareholder servicing expenses pursuant to the Trust’s Master Distribution and Shareholder Servicing Plans adopted pursuant to Rule 12b-1. Class I shares do not pay such fees. Class A shares are subject to a sales load on all purchases of up to 5.75%; Class C shares are subject to a contingent deferred sales load of 1.00%; and Class I and Class N shares are not subject to a sales charge. For information on ongoing distribution fees, see Distribution (12b-1) and Shareholder Servicing Fees on page 30 of this Prospectus. Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund. There is no investment minimum on reinvested distributions and the Fund may change investment minimums at any time. The Fund reserves the right to waive sales charges, as described below, and investment minimums. All share classes may not be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and are subject to 12b-1 distribution and/or shareholder servicing fees of 0.25% on an annualized basis of the average daily net assets of Class A shares. The 12b-1 fees are accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class A shares of the Fund is $2,500 for all accounts. The minimum subsequent investment in Class A shares of the Fund is $250 for all accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, unless waived as described under “Sales Charge Waivers”:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See below

(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

A selling broker may receive commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Rights of Accumulation: To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

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Shares of the Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

●	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor),

●	shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs, and

●	shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letter of Intent: Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $25,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares: If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts to Class A Shares of the Fund will depend on whether you purchase your Class A Shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures (from those described above for Class A Shares generally) regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such waivers or discounts.

Effective April 10, 2017, shareholders purchasing Class A Shares of the Fund through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the plan is a group plan (more than one participant), the shares are not held in a commission-based brokerage account and shares are held in the name of the plan through an omnibus account
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged for Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
There will be no CDSC charged on the sale of Fund shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
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Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Effective July 1, 2018, shareholders purchasing Class A Shares of the Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than disclosed elsewhere in this Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

●	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

●	Current and retired directors and officers of the Fund, or the Adviser, or any of their subsidiaries or affiliates, or their families (e.g., spouse, children, mother or father).

●	Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers (each a “Selling Broker”) and their affiliates having dealer agreements with the distributor and their immediate families (or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons).

●	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

●	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

●	Clients of financial intermediaries that have entered into an agreement with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.

●	Clients of financial intermediaries that have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts, whether or not such accounts are subject to transaction fees.

●	Institutional investors (which may include bank trust departments and registered investment advisers).

●	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

●	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called “NAV transfer”). Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

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Class C Shares

Class C shares of the Fund are offered at its NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class C shares pay 1.00% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.

Brokers that have entered into selling agreements with the Fund’s distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

The minimum initial investment in the Class C shares is $5,000 and the minimum subsequent investment is $250.

Class N Shares

Class N shares of the Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. Class N shares pay 0.25% on an annualized basis of their average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services, which amount is accrued and paid monthly. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels. Over time, fees paid under this distribution and service plan will increase the cost of a Class N shareholder’s investment and may cost more than other types of sales charges. The minimum initial investment in Class N Shares is $2,500 and the minimum subsequent investment is $250.

Class I Shares

Class I shares of each Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Fund’s Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Exchanges for Class I Shares

Holders of Class A and Class C shares issued by the Fund may exchange their shares for Class I shares provided that they: (1) hold their shares through a Selling Broker or other financial intermediary or institution that has a distribution agreement with the Fund’s distributor to offer Class I shares and which authorizes such an exchange; and (2) are otherwise eligible to invest in Class I shares in accordance with the terms of this Prospectus. Any such exchange is subject to the Fund’s discretion to accept or reject the exchange. Class A shareholders who purchased $1,000,000 or more of shares, and who then exchange them for Class I shares within eighteen months of the original purchase date, will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class A shares purchased in an amount of $1,000,000 or more and redeemed within eighteen months of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. Class C shareholders who exchange them for Class I shares within one year of the original purchase date will be subject to a CDSC for such exchange in the same manner as would be applicable to a redemption of Class C shares made within one year of the date of original purchase, unless the Fund’s Adviser in its sole discretion determines to waive the applicable CDSC. For federal income tax purposes, an exchange of Class A or Class C shares for Class I shares within the same Fund will not result in the recognition of a capital gain or loss.

Factors to Consider When Choosing a Share Class: When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for the Fund in this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

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Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address, addressed to the appropriate Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-772-5838 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase Online: Once the account is established, additional purchases can be made via Automated Clearing House (ACH) using a pre-established bank account by logging into the online portal. Please call the Fund at 1-877-772-5838 for assistance establishing your online account.

Automatic Investment Plan: You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $500 on specified days of each month into your established Fund account. Please contact the Fund at 1-877-772-5838 for more information about the Fund’s Automatic Investment Plan.

An initial investment in the Fund cannot be paid via ACH.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund in which you choose to invest. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

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When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time)) will be processed on that same day. Requests received after the close will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good Order” means your purchase request includes:

●    the name of the Fund and share class,

●    the dollar amount of shares to be purchased,

●    a completed purchase application or investment stub, and

●    check payable to the applicable Fund.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-877-772-5838 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via Regular Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	or Overnight Mail: ALTEGRIS FUTURES EVOLUTION STRATEGY FUND c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

The Fund typically expects that it will take up to 7 days following the redemption request to pay out redemption proceeds by check or electronic transfer. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-772-5838. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: You may participate in the Funds’ systematic withdrawal plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make systematic withdrawals by transfer of any amount on specified days of each month into your established bank account. Please contact the Funds at 877-772-5838 for more information about the Funds’ Systematic Withdrawal Plan.

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When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order”. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.”
To be in “Good Order”, the following conditions must be satisfied:

●    The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●    the request must identify your account number;

●    the request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●    if you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	You request a redemption to be made payable to a person not on record with the Fund,

●	you request that a redemption be mailed to an address other than that on record with the Fund,

●	the proceeds of a requested redemption exceed $50,000,

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record, or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below the following amounts per share class:

Class Minimum	A	C	I	N	O
Futures Evolution Fund	$2,500	$5,000	$1,000,000	$2,500	N/A

The Fund may notify you that, unless the account is brought up to at least the per-class minimum within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below the per-class minimum due to a decline in NAV.

Exchange: Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund (including those in a different prospectus) of the same class at their respective NAV, given that the accounts have the same registration. Minimums to establish or subsequent purchase minimums apply

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”,

●	Rejecting or limiting specific purchase requests,

●	Rejecting purchase requests from certain investors, and

●	Assessing a redemption fee for short-term trading made within 30 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” The Fund may build up capital gains during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

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DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution (12b-1) and Shareholder Servicing Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for each of Class A, Class C and Class N shares, respectively (the “Plans”), pursuant to Rule 12b-1 of the 1940 Act, pursuant to which the Fund may pay the Fund’s distributor an annual fee for distribution and shareholder servicing expenses as indicated in the following table of the Fund’s average daily net assets attributable to the respective class of shares. Class I does not have a Plan.

Class	A	C	N
12b-1 Fee	0.25%	1.00%	0.25%

The distributor and other entities are paid under the Plans for services provided and the expenses borne by the distributor and others in the distribution of the Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plans to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES: The distributor, its affiliates, and the Fund’s adviser and its affiliates may each, at its own expense and out of its own assets including their legitimate profits from Fund-related activities (and not as an additional charge to the Fund), provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include broker-dealers, financial advisers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Certain administrative fees, such as sub-transfer agency or sub-administrative fees, may be payable by the Fund. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional compensation.

Such payments may provide incentives for such parties to make shares of the Fund available to its customers, and may allow the Fund greater access to such parties and its customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers; access to the financial intermediary’s registered representatives and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor.

The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

Financial intermediary’s that receive these types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

HOUSEHOLDING: To reduce expenses, the Fund mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-772-5838 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty (30) days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund has been derived from the financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s consolidated financial statements, are included in the Fund’s June 30, 2021 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30,	June 30,		June 30,		June 30,		June 30,
	2021	2020		2019		2018^		2017^

Net asset value, beginning of year	$7.74	$9.31		$9.82		$9.37		$10.84

Income/(loss) from investment operations:
Net investment income(1)	0.04	0.12		0.11		0.09		0.12
Net realized and unrealized gain/(loss) on investments	0.98	(1.59)		(0.17)		0.48		(0.90)
Total from investment operations	1.02	(1.47)		(0.06)		0.57		(0.78)

Less distributions from:
Net investment income	(0.12)	(0.10)		(0.45)		(0.12)		(0.69)
Total distributions	(0.12)	(0.10)		(0.45)		(0.12)		(0.69)

Redemption fees collected(2)	0.00	0.00		0.00		0.00		0.00

Net assets, at end of year	$8.64	$7.74		$9.31		$9.82		$9.37

Total return(3)	13.46%	(15.94	)%(4)	(0.52	)%(4)	6.06	%(4)	(7.36)%

Net assets, at end of year(000s)	$5,771	$9,711		$21,669		$40,624		$59,411

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets(5)	2.20%	2.18%		2.08%		2.00%		1.99%
Ratio of net expenses to average net assets	1.94%	1.94%		1.94%		1.94%		1.94%
Ratio of net investment income to average net assets	0.55%	1.30%		1.17%		0.94%		1.14%

Portfolio Turnover Rate	146%	68%		64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class C
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.72	$9.30	$9.75		$9.31		$10.78

Income/(loss) from investment operations:
Net investment income/(loss)(1)	(0.01)	0.05	0.04		0.02		0.04
Net realized and unrealized gain/(loss) on investments	0.97	(1.58)	(0.18)		0.47		(0.88)
Total from investment operations	0.96	(1.53)	(0.14)		0.49		(0.84)

Less distributions from:
Net investment income	(0.08)	(0.05)	(0.31)		(0.05)		(0.63)
Total distributions	(0.08)	(0.05)	(0.31)		(0.05)		(0.63)

Redemption fees collected(2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.60	$7.72	$9.30		$9.75		$9.31

Total return(3)	12.62%	(16.54)%	(1.42	)%(4)	5.26	%(4)	(8.02)%

Net assets, at end of year(000s)	$4,315	$8,763	$15,878		$22,237		$31,270

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets(5)	2.95%	2.93%	2.83%		2.75%		2.74%
Ratio of net expenses to average net assets	2.69%	2.69%	2.69%		2.69%		2.69%
Ratio of net investment income to average net assets	(0.16)%	0.55%	0.45%		0.18%		0.40%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.71	$9.27	$9.80		$9.36		$10.82

Income/(loss) from investment operations:
Net investment income(1)	0.07	0.14	0.14		0.12		0.14
Net realized and unrealized gain/(loss) on investments	0.96	(1.57)	(0.17)		0.46		(0.88)
Total from investment operations	1.03	(1.43)	(0.03)		0.58		(0.74)

Less distributions from:
Net investment income	(0.14)	(0.13)	(0.50)		(0.14)		(0.72)
Total distributions	(0.14)	(0.13)	(0.50)		(0.14)		(0.72)

Redemption fees collected(2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.60	$7.71	$9.27		$9.80		$9.36

Total return(3)	13.66%	(15.67)%	(0.24	)%(4)	6.22	%(4)	(7.05)%

Net assets, at end of year(000s)	$133,684	$233,878	$424,680		$515,569		$379,132

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets(5)	1.95%	1.93%	1.83%		1.75%		1.74%
Ratio of net expenses to average net assets	1.69%	1.69%	1.69%		1.69%		1.69%
Ratio of net investment income to average net assets	0.86%	1.55%	1.45%		1.20%		1.41%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

^	Consolidated.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
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Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class N
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	June 30,	June 30,	June 30,		June 30,		June 30,
	2021	2020	2019		2018^		2017^

Net asset value, beginning of year	$7.73	$9.30	$9.82		$9.37		$10.84

Income/(loss) from investment operations:
Net investment income(1)	0.05	0.12	0.11		0.09		0.12
Net realized and unrealized gain/(loss) on investments	0.98	(1.59)	(0.19)		0.48		(0.90)
Total from investment operations	1.03	(1.47)	(0.07)		0.57		(0.78)

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.45)		(0.12)		(0.69)
Total distributions	(0.12)	(0.10)	(0.45)		(0.12)		(0.69)

Redemption fees collected(2)	0.00	0.00	0.00		0.00		0.00

Net assets, at end of year	$8.64	$7.73	$9.30		$9.82		$9.37

Total return(3)	13.57%	(15.95)%	(0.62	)%(4)	6.07	%(4)	(7.35)%

Net assets, at end of year(000s)	$17,047	$40,706	$80,032		$90,121		$90,042

Ratios including the expenses and income of AFES Fund Limited applicable for the years 2017 through 2018:
Ratio of gross expenses to average net assets(5)	2.20%	2.19%	2.08%		2.00%		1.99%
Ratio of net expenses to average net assets	1.94%	1.94%	1.94%		1.94%		1.94%
Ratio of net investment income to average net assets	0.66%	1.29%	1.21%		0.95%		1.15%

Portfolio Turnover Rate	146%	68%	64%		53%		77%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.
877.772.5838	www.altegris.com	34

Appendix A

Financial Intermediary Sales Charge Variations

The availability of certain sales charge waivers and discounts will depend on whether you purchase your Class A shares directly from the Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or CDSC waivers. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. This Appendix will be updated based on information provided by the financial intermediaries. Neither the Fund, the adviser nor the distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.

For waivers and discounts not available through a particular intermediary listed below, shareholders will have to purchase Class A shares directly from the Fund or through another intermediary to receive Fund imposed waivers or discounts. Please see How to Purchase Shares: Class A Shares starting on page 21 of this Prospectus for information about such waivers and discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●	A shareholder in the Fund’s Class A shares will have their shares converted at net asset value to Class I shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this prospectus.

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such

877.772.5838	www.altegris.com	35

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security Number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday businesses. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes - Information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes - Information about your creditworthiness	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300
877.772.5838	www.altegris.com	36

Who we are:	Who is providing this notice? Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●   Open an account

●   Provide account information

●   Give us your contact information

●   Make deposits or withdrawals from your account

●   Make a wire transfer

●   Tell us where to send the money

●   Tells us who receives the money

●   Show your government-issued ID

●   Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    Sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    Affiliates from using your information to market to you

●    Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit   sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
877.772.5838	www.altegris.com	37

Adviser	Altegris Advisors, L.L.C. 1200 Prospect Street, Suite 400 La Jolla, CA 92037	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Independent Registered Public Accountant	Deloitte & Touche LLP 695 Town Center Drive, Suite 1000 Costa Mesa, CA 92626	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202	Transfer Agent	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474

Additional information about the Fund is included in the Fund’s Statement of Additional Information dated October 28, 2021 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-772-5838 or visit www.altegris.com. You may also write to:

ALTEGRIS FUTURES EVOLUTION STRATEGY FUND

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

or Overnight Mail

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-21720

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For additional information, visit altegris.com